Exhibit 99.1

FOXO Technologies™ Announces Resignation of Taylor Fay, Chief Operating Officer

MINNEAPOLIS, MN, APRIL 18, 2023 — FOXO Technologies Inc. (NYSEAM: FOXO), a leader in commercializing epigenetic biomarkers of health and aging, today announced the resignation of Taylor Fay as Chief Operating Officer of the Company, effective April 28, 2023.

“I am extremely proud of our achievements throughout Taylor’s tenure at FOXO,” said Tyler Danielson, interim CEO, and Chief Technology Officer at FOXO. “His leadership and work ethic inspired those around him, and we are a more talented and dedicated team because of his contributions. The Board and executive leadership thank Taylor for his leadership and wish him well in his future endeavors.”

“Throughout my tenure at FOXO, I have worked alongside an exceptional team dedicated to driving our organization's success,” said Mr. Fay. “It has been a sincere honor to serve as COO and I am excited for FOXO’s future. I look forward to continuing to support the company’s leadership any way I can.”

About FOXO Technologies Inc. (“FOXO”)

FOXO is a biotechnology company dedicated to improving human health and longevity through the development of cutting-edge technology and product solutions for various industries, including life insurance. FOXO's epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO is committed to leveraging the latest advancements in science and technology to help people live better, longer lives. For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by the management team of FOXO, the future financial condition and performance of FOXO and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk of changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations; (iii) the ability to obtain financing if needed; (iv) the ability to maintain its NYSE American listing; (v) the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; (vi) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; (vii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and (viii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts / Investor Relations

Matthew Hausch, Cody Slach

Gateway Investor Relations

(949) 574-3860

FOXO@gatewayir.com